UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2008

infoGROUP Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19598 (Commission File Number)	47-0751545 (IRS Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of principal executive offices)	68127 (Zip Code)

Registrant’s telephone number, including area code: (402) 593-4500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On July 18, 2008, infoGROUP Inc. (the “Company”) entered into an amendment (the “Second Amendment”) with Mr. Vinod Gupta, the chief executive officer of the Company, to extend the original standstill agreement between the Company and Mr. Gupta, dated July 21, 2006 (the “Original Agreement”), as amended on July 20, 2007 by that certain first amendment (the “First Amendment”). Pursuant to the Original Agreement, as amended by the First Amendment, Mr. Gupta agreed that, for a period ending on July 21, 2008 (the “Covered Period”), he would not directly or indirectly acquire any additional securities of the Company, except for acquisitions pursuant to the exercise of stock options that had been granted to him by the Company. The Second Amendment amends the Original Agreement (as amended by the First Amendment) to extend the “Covered Period,” as defined in the Original Agreement, to include the period from 12:00 a.m. on July 22, 2008 to and including 11:59 p.m. on July 21, 2009. All other terms of the Original Agreement remain in effect without modification.
The foregoing description of the Original Agreement, the First Amendment and the Second Amendment does not purport to be complete and is qualified in its entirety by reference to (i) the Original Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 25, 2006, and which is incorporated herein by reference as Exhibit 10.1, (ii) the First Amendment, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2007, and which is incorporated herein by reference as Exhibit 10.2 and (iii) the Second Amendment, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein in its entirety by reference.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
As further described under Item 8.01 of this Form 8-K, effective July 16, 2008, the positions of chief executive officer and chairman of the Board have been separated as part of the implementation of the remedial framework approved by the Special Litigation Committee (the “SLC”) of the Board of Directors of the Company (the “Board”) in connection with its investigation. As a result, Bill L. Fairfield, currently the Board’s lead independent director, has been appointed to serve as the chairman of the Board effective July 16, 2008. Mr. Gupta will continue to serve as chief executive officer of the Company. In addition, the Audit Committee of the Board, in consultation with the chief executive officer, will identify and hire a new chief financial officer. Stormy L. Dean, the current chief financial officer of the Company, will maintain his current position until a new chief financial officer is hired, at which time he will assume a new position with the Company with responsibilities in the area of corporate strategy and planning. John H. Longwell, the Company’s current general counsel and secretary, has been appointed to serve as the acting executive vice president for business conduct and general counsel, a newly created executive officer position described below under Item 8.01 of this Form 8-K, until the position is permanently filled.
In connection with its findings, the SLC has asked directors George Haddix, Elliot Kaplan and Vasant Raval to resign from the Board.
In addition, C. Thomas Weatherford has been appointed to serve as chairman of the Audit Committee of the Board.

Item 8.01. Other Events.
Investigation by the Special Litigation Committee
As disclosed previously, effective December 24, 2007, the Board formed the SLC in response to the consolidated complaint In re infoUSA, Inc. Shareholders Litigation, Consol. Civil Action No. 1956-CC (Del. Ch.) (the “Derivative Litigation”), and in response to an informal investigation of the Company by the SEC and the related SEC request for the voluntary production of documents concerning related party transactions, expense reimbursement, other corporate expenditures and certain trading in the Company’s securities. The SLC retained independent legal counsel to assist with conducting an internal investigation of these matters.
On July 16, 2008, the SLC approved a series of remedial actions and decisions which are described below. The SLC reviewed, among other things: (i) related party transactions, including transactions between the Company and entities controlled by the chief executive officer (or a family member of the chief executive officer) of the Company; (ii) expense reimbursements, including those for lodging, flights, meals, private club memberships, the use of the chief executive officer’s residences, and legal fees incurred by the chief executive officer; and (iii) certain other corporate expenditures, including for the usage of private aircraft, a yacht and automobiles, premiums for life insurance policies, salaries of several employees and grants of stock options. Based on its review, the SLC determined that various related party transactions, expense reimbursements and corporate expenditures were excessive.
The SLC is cooperating with the SEC and The NASDAQ Stock Market with respect to its findings from the investigation and related remedial actions.
Remedial Actions Approved by the Special Litigation Committee
Based on its investigation of the matters described above, the SLC approved a series of remedial actions and decisions which are described below. The SLC’s remedial framework is designed to continue in effect at least until December 31, 2013 (other than the standstill and voting agreements with Mr. Gupta described below).
•	In connection with the Derivative Litigation, Mr. Gupta has orally agreed to pay the Company $9 million over five years pursuant to a payment schedule, subject to the execution of a definitive settlement agreement and upon court approval of the settlement.

•	As described in Item 1.01 of this Form 8-K, the Company and Mr. Gupta entered into the Second Amendment, which will expire on July 21, 2009 (a copy of the Second Amendment is attached hereto as Exhibit 10.3).

•	The SLC and Mr. Gupta have orally agreed that, subject to the execution of a definitive settlement agreement and upon court approval of the settlement, Mr. Gupta will enter into a voting agreement with the Company, pursuant to which Mr. Gupta will agree to support, through and including the 2010 annual stockholders meeting, the election of the nominees for election as directors recommended by the Nominating and Corporate Governance Committee of the Board.

•	As described in Item 5.02 of this Form 8-K, effective July 16, 2008, the positions of chief executive officer and chairman of the Board were separated. As a result, Bill L. Fairfield, currently the Board’s lead independent director, has been appointed to serve as the chairman of the Board effective July 16, 2008.

•	As described in Item 5.02 of this Form 8-K, the Audit Committee of the Board, in consultation with the chief executive officer, will identify and hire a new chief financial officer. The termination or replacement of the new chief financial officer (or any successor) will require the concurrence of the Audit Committee of the Board.

•	A new position of executive vice president for business conduct and general counsel (the “EVP for Business Conduct and General Counsel”) has been created. The EVP for Business Conduct and General Counsel will, among other things: (i) supervise all legal and compliance functions and have responsibility for coordinating with internal auditors regarding the review of related party transactions; (ii) develop and administer business conduct and ethics policies for the Company (relating to insider trading, conflicts of interest, related party transactions and other matters) and monitor compliance with such policies; and (iii) approve certain expense reimbursement requests. The EVP for Business Conduct and General Counsel is retained by the independent directors of the Board and reports directly to the chairman of the Board under terms and conditions of employment determined exclusively by the independent directors of the Board. As described in Item 5.02 of this Form 8-K, John H. Longwell, the Company’s current general counsel and secretary, will serve as the acting EVP for Business Conduct and General Counsel, until the position is permanently filled.

•	A new delegation of authority protocol to be approved by the independent directors of the Board will be developed to specify the size of transactions each officer is permitted to enter into on behalf of the Company. The protocol will require the sale of the Company yacht and prohibit the future ownership or leasing of yachts. Pursuant to the protocol, the following will require prior approval by the EVP for Business Conduct and General Counsel: Consulting agreements in excess of specified dollar amounts; charitable contributions in excess of a specified per-gift or aggregate annual amount; the purchase or lease of aircraft (including whole or partial interests) or motor vehicles (not including conventional car rentals); mortgage or rental payments on offices, homes, apartments or any other real property not used exclusively for business purposes; and club membership fees.

•	All company reimbursements for expenses will be subject to uniform, company-wide policies and procedures.

•	The independent directors of the Board will cause to be implemented and approve a business expense policy applicable to all employees of the Company. The policy will prohibit any reimbursement for non-business expenditures without pre-approval by the EVP for Business Conduct and General Counsel. The policy will prohibit the reimbursement of any expense that is not authorized under the Company’s business expense policy. The policy will also provide clear guidance as to determining what is and what is not a proper business expenditure. In this regard, the policy will prohibit the use of Company resources (including corporate credit cards) for personal travel or entertainment; prohibit the personal use of yachts or airplanes at Company expense; require restitution of any expenditure later deemed personal and include a compensation hold-back feature to ensure that restitution is made when necessary; and ensure that non-business expenses that are reimbursed to the Company are properly accounted for (including, for example, being treated as compensation if appropriate).

•	The independent directors of the Board will cause to be implemented and approve detailed policies governing all employees regarding perquisites. Such policies will prohibit home office allowances.

•	The independent directors of the Board will cause to be implemented and approve a related party transaction policy. Among other measures, the policy will:

(i) require pre-approval by the disinterested members of the Audit Committee of the Board (or, if necessary to reach a decision, the disinterested, independent directors of the Board) for all transactions with amounts in excess of $120,000 involving the Company and a director or executive officer (or family member of such person), a stockholder owning more than 5% of any class of Company voting securities or an entity in which a related party is an executive officer or in which a related party owns beneficially more than 10% of the outstanding voting securities;
(ii) eliminate the current exception permitting management to enter into related party transactions when “circumstances require,” subject to later ratification;
(iii) require the Audit Committee of the Board to make a finding, as a condition to its pre-approval of a covered related party transaction, that the transaction has a legitimate business purpose;
(iv) require the Audit Committee of the Board to make a finding, as a condition to its pre-approval of a covered related party transaction (other than a charitable contribution), that either the terms of the transaction were determined through a competitive bidding process or that the terms are no less favorable than those generally available to unaffiliated third parties under the same or similar circumstances;
(v) require the Audit Committee of the Board to pre-approve any related party transaction that would result in the aggregate amount of transactions for that related party exceeding $120,000 in a fiscal year and for all additional related party transactions for the remainder of the fiscal year and condition such pre-approval on a finding by the Audit Committee of the Board that the transaction has a legitimate business purpose and that either the terms of the transaction were determined through a competitive bidding process or that the terms are no less favorable than those generally available to unaffiliated third parties under the same or similar circumstances;
(vi) require pre-approval of any proposed related party transaction by the EVP for Business Conduct and General Counsel (or, in appropriate circumstances, his delegee) in circumstances where no pre-approvals or findings of the Audit Committee of the Board are required; and
(vii) require implementation of procedures for monitoring the interests of related parties that are subject to transactions with the Company on a regular basis (for example, through the use of director and officer questionnaires), including requiring all officers and directors of the Company to provide the Company with a complete list of any affiliated entities that have a relationship with the Company and the nature of such relationship.
•	The family members of the chief executive officer or any director of the Company will be prohibited from serving as a director, officer or employee of, or a consultant to, the Company. Pre-approval by the EVP for Business Conduct and General Counsel, the Audit Committee or the Board, as appropriate, will be required before a family member of an officer of the Company (who is not a director of the Company or the chief executive officer of the Company) may serve as director, officer or employee of, or as a consultant to, the Company.

•	A mandatory director and executive officer training program addressing fiduciary duties will be instituted, which will include an orientation program for new directors, internal corporate governance tutorials conducted by outside experts selected by the SLC and continuing corporate governance education.
•	The Audit Committee of the Board will cause to be implemented and approve a “best practices” guide regarding disclosure controls and procedures.

•	The independent directors of the Board will meet at least four times annually. The minutes of such meetings will be circulated to the entire Board in advance of the next Board meeting.

•	Within 60 days of the entry of judgment in connection with the Derivative Litigation, the Compensation Committee of the Board will endeavor to negotiate and approve employment agreements with executive officers of the Company, including compensation terms commensurate with those of executive officers of similarly situated companies. The Compensation Committee of the Board will retain an independent compensation consultant to provide advice with respect to executive officer and director compensation.

•	All future equity grants will be approved by a majority vote of the disinterested independent directors of the Board. Further, the Company’s 2007 Omnibus Incentive Plan will be amended to clarify the number of shares available to be granted pursuant to the plan, and the amendment of the plan will be submitted to a stockholder vote for ratification.

•	The Company will hire a new investor relations officer who will report to the chief financial officer to improve and coordinate communications with stockholders, investors, analysts and the media.
A copy of the Company’s press release, dated July 22, 2008, related to the matters discussed in this Form 8-K, is filed herewith as Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits:

Exhibit
Number	Description

10.1	Agreement, dated July 21, 2006, between Vinod Gupta and infoUSA Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2006).

10.2	Agreement, dated July 20, 2007, between Vinod Gupta and infoUSA Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2007).

10.3	Agreement, dated July 18, 2008, between Vinod Gupta and infoGroup Inc.*

99.1	Press Release dated July 22, 2008.*

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
infoGROUP Inc.

By:	/s/ John H. Longwell
John H. Longwell
Secretary and Executive Vice President for Business Conduct and General Counsel

Date: July 22, 2008

EXHIBIT INDEX

Exhibit Number	Description

10.1	Agreement, dated July 21, 2006, between Vinod Gupta and infoUSA Inc. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 25, 2006).

10.2	Agreement, dated July 20, 2007, between Vinod Gupta and infoUSA Inc. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on July 26, 2007).

10.3	Agreement, dated July 18, 2008, between Vinod Gupta and infoGroup Inc.*

99.1	Press Release dated July 22, 2008.*

*	Filed herewith.